Exhibit 99.1

 Cantel Medical Corp. (NYSE: CMN) Dedicated to Infection Prevention & Control 09-15-2010 FORWARD LOOKING STATEMENT This presentation contains forward-looking statements. All forward-looking statements involve risks and uncertainties, including, without limitation, the risks detailed in the Company’s filings and reports with the Securities and Exchange Commission. Such statements are only predictions, and actual events or results may differ materially from those projected. CROSSTEX

Cantel Medical Corp.

~$275M NYSE Leader in Infection Prevention & Control

PRODUCTS

1. **Expanding Global Awareness and Sensitivity to Infection Risk**
   - ✓ Large, growing market
   - ✓ H1N1 ("Swine" Flu), MRSA, C.Diff, Staph Infections, etc.
2. **Leader in Infection Prevention & Control Niche Markets**
   - ✓ Medical device reprocessing, water purification and healthcare disposables
   - ✓ Well balanced portfolio of synergistic products sold into numerous markets
   - ✓ Recession buffered products
3. **75% recurring revenue**
   - ✓ Disposables, disinfection/sterilization chemistries and service
   - ✓ 14 synergistic acquisitions completed to shift product mix since 2001
   - ✓ Over 90% of products made in the USA

PERFORMANCE

4. **Substantially higher EBITDA, EPS and cash flow**
   - ✓ Operating excellence including cost control, cost reductions and manufacturing efficiencies (including new MRP implementations)
   - ✓ Focus on higher margin consumables and chemistries
   - ✓ Sales and marketing investments across the board
     - Specifically built direct U.S. hospital sales and service force in endoscope reprocessing

2

Cantel Medical Corp.

~$275M NYSE Leader in Infection Prevention & Control

PROSPECTS

5. **Investing in significant upside growth opportunities**
   - ✓ **Leverage our capabilities in high-value liquid chemical germicides and filters**
   - ✓ **Organic and licensed R&D pipeline**
     - Major push started in FY'10 in chemistry development within and outside core business
     - Greatly accelerate R&D investment in FY'11 to yield higher growth, higher margin, higher tech product innovations in FY'12 and beyond
   - ✓ **New markets - alternate channels**
   - ✓ **Continue acquisition program using our strong balance sheet**
     - Proven integration model from product lines to standalone businesses
     - Robust acquisition pipeline

PEOPLE

6. **Solid manufacturing expertise in equipment, chemistries and disposables**
   - ✓ All within the FDA, EPA and international body regulatory environments
   - ✓ Leveraged across all business units
7. **Highly experienced management team**
8. **Significant insider (28%) and institutional ownership (49%)**

3

4 Cantel Medical Corp. $33B Global Infection Prevention & Control Market Global IP&C Market (2006 US$M) U.S. Infection Prevention & Control Market (US$B) Forecast CAGR% 2006-2016 = 3.9% Infections in Medical Facilities are a Rapidly Growing Problem Annually, 2.3 Million People Acquire Infections in U.S. Medical Facilities and 99,000 Die From Those Infections1 -- More than AIDS, Breast Cancer and Traffic Accidents Combined Globally, 50+% of ICU patients have infections associated with an increased risk of death1 Adds as much as $20 Billion in U.S. healthcare costs1 and $5.5 Billion in Insurance Costs2 Growing awareness of infection risk in professional and consumer psyche H1N1 (“Swine” Flu), MRSA, C.Diff, Staph Infections, etc 1 Infection Control Today, 12/1/2009 referencing the 12/2/2009 issue of JAMA. 2 Donald Wright M.D., M.P.H., Principal Deputy Assistant Secretary for Health, U.S. Department of Health and Human Services, December 2008. Centers for Disease Control and Prevention (CDC) as cited in Healthcare Purchasing News, November 2005, Vol.29, No.11. and “A systematic audit of economic evidence linking nosocomial infections and infection control interventions: 1990-2000”, Patricia Stone, RN, PhD. Data Source: Freedonia Market Research. 2009F Japan $2,040 6% Other Asia/Pac $2,110 7% Rest of the World $2,970 9% Canada & Mexico $920 3% United States $13,840 45% Western Europe $7,690 24% China $2,040 6% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $22.0 US$ Billions 2001 2006 2011 2016 Consumables & Disposables Equipment Services

Cantel Medical Corp.

Niche Orientation of Infection Prevention & Control Markets

1	2	3	4	5
Disinfectants & Cleaners	**Disposables**	**Masks / Headwear**	**Air & Water Quality**	**Protective Apparel**
Brushes	Disposable kits / trays	Face shields	Air filtration systems	Aprons / bibs / arm protectors
Dispensers	Disposable medical products	Masks	Germicidal air cleaners	Gloves
Enzymatic cleaners	Disposable surgical products	Nurse/MD/Surg/Lab Hats	Negative pressure isolation	Lab gowns
Medical device disinfectants		Protection goggles	Smoke evacuators	Overshoes / coated boots
Surface disinfectants		Respirators	Toxic gas detection systems	Shirt jackets
Wipes		Wrap around lenses	Water purification systems	Surgical gowns

6	7	8	9	10
Sterilization	**Drapes & Barrier Products**	**Hand Hygiene**	**Wound Care & Closures**	**Needles / Sharps / Transport**
Autoclaves	Antimicrobial linens	Automated hand washers	Adhesives / adhesive removers	Antimicrobial catheters
Chemical sterilizers	Fluid control drapes	Hand cleaners / soaps	Antimicrobial dressings	Blood pressure cuff covers
EtO sterilizers	General purpose drapes	Hand sanitizers (waterless)	Dressings	Catheter securement devices
Low temperature sterilizers	Surgical drapes		Drains / suction	Dispenser boxes
Medical device drying cabinets			Hydrogel adhesive dressings	Needle protection devices
Medical device reprocessing			Silver bandages / dressings	Safety I.V. catheters
Steam sterilizing units			Surgical site skin prep	Specimen transport bags
Sterilization containers				
Sterilization packaging				
Washers / decontaminators				
Sterilization Services				

11	12	13	14	15
Quality Control & Testers	**Fluid / Temperature/ Positioning**	**Medical Waste & Cleaning Equipment**	**Environmental**	**Surveillance / Software / Education**
Biological indicators	Filtration systems	Antimicrobial casters	Antimicrobial paint	Alert systems
Chemical integrators	Fluid control systems	Cleaning carts	Containment systems	Handwashing
EtO monitors	Fluid warming systems	Decontamination equip	Washable keyboards	Surveillance software
Glutaraldehyde monitors	Forced air warming	Infectious waste bags	Pest management	Training
Respirator fit testers	Patient positioning	Microfiber mops		Rapid MRSA diagnostics
Sterility assurance products	Pressure mgmt systems	Room decontaminators		
	Temperature mgmt kits	Sharps containers		
		Solidifiers / Spill Kits		
		Suction canister systems		
		Waste management systems		

Indicates Cantel product offering (yellow)

Key strategic priorities (green)

5

6 Cantel Medical Corp. Healthcare Reform Creates Greater Emphasis in IP&C Financial Penalties to Hospitals1 Preventable Readmissions – Estimated $25 billion cost to the system Beginning 2012, Medicare will stop paying hospitals for preventable readmissions tied to heart failure or pneumonia Beginning 2014, expand policy to cover four (4) more conditions Reduced Payment for Hospital Acquired Conditions – Infections & Errors Beginning 2012, Medicare will align actual payment to reported performance on patient satisfaction and care quality Beginning 2015, Dept. of Health & Human Services will start reporting each hospitals’ record for infections and medical errors pertaining to Medicare patients Payments reduced by 1% for those with highest rate of infections & medical errors No longer pay for treatment when a Medicaid patient is harmed during a hospital stay Despite Shrinking Budgets, Hospitals Maintain IP&C Funding2 2/3rds decreased or froze spending in 2009 and expect further cuts in 2010 However, virtually none cut patient safety infection control budgets in 2009, and spending growth is expected in the future 1 Healthcare Purchasing News, April 30, 2010. 2 HealthLeaders Media, April 6, 2010 – citation of LEK Hospital Purchasing Survey of January 2010 – Survey of 203 U.S. hospital CEOs, CFOs, COOs, materials managers, and purchasing directors.

Cantel Medical Corp.

Three Synergistic Platforms - PRODUCTS

Infection Prevention & Control Focus

Healthcare & Life Sciences Orientation

Purification & Filtration

Water Treatment & Therapeutic Filters

Mar Cor Purification; Minntech

Disposable Products

Dental & Specialty Packaging

Crosstex; Saf-T-Pak

Reprocessing Systems

Renal Dialysis & Endoscopy

Minntech; Medivators

Chemistries (Disinfectants & Sterilants)

Consumables and Service

Leverage in Manufacturing, Regulatory and R&D

7

8 Cantel Medical Corp. Well-Balanced Portfolio of PRODUCTS Last Twelve Months Ended April 30, 2010 (Q3’FY10)1 1 “All Other” includes Therapeutic Filtration Products and Specialty Packaging Products. 2 Before allocation of corporate expenses of ~$9.3M. 3 Earnings Before Interest, Taxes, Depreciation, Amortization, Stock Compensation Expense and Loss on Disposal of Fixed Asset. Net Sales $270.9M Operating Income $42.0M2 EBITDAS = $48.0M3 Healthcare Disposables $71.43 26% Dialysis $47.57 18% Endoscope Reprocessing $60.89 22% Water Purification & Filtration $74.73 28% All Other $16.32 6% Healthcare Disposables $13.62 32% Dialysis $10.56 25% Endoscope Reprocessing $6.45 15% Water Purification & Filtration $7.39 18% All Other $3.99 10%

Cantel Medical Corp.

Strong PERFORMANCE Over the Past Two Years

US Dollars Millions, except per share amounts	Apr Q3'08	Jul Q4'08	Oct Q1'09	Jan Q2'09	Apr Q3'09	Jul Q4'09	Oct Q1'10[2]	Jan Q2'10	Apr Q3'10	July Q4'10 Est.[4]
Net Sales	$64.2	$64.3	$64.4	$62.4	$66.4	$66.8	$71.0	$66.6	$66.6	↑
Gross Margin	*34.7%*	*35.2%*	*36.7%*	*37.8%*	*38.4%*	*40.0%*	*41.5%*	*40.7%*	*40.1%*	
EBITDAS[1]	$7.7	$8.0	$9.6	$9.9	$10.8	$11.7	$14.0	$11.9	$10.4	↑
Operating Profit	$4.2	$4.5	$6.2	$6.6	$7.2	$7.5	$10.4	$8.0	$6.9	↑
Net Income	$2.0	$2.6	$3.3	$3.8	$4.2	$4.3	$6.2	$4.9	$4.3	↑
Diluted EPS	$0.15 *	$0.16	$0.20	$0.23	$0.25	$0.26	$0.37	$0.29	$0.25	↑
Debt	$63.8	$58.3	$57.3	$54.3	$49.3	$43.3	$38.0	$30.5	$25.0	↓
Cash	$19.3	$18.3	$15.7	$20.1	$22.3	$23.4	$23.1	$18.1	$19.2	↑
Net Debt/(Cash)	$44.5	$40.0	$41.6	$34.2	$27.0	$19.9	$14.9	$12.4	$5.8	(Net Cash)
Cash flow from Operations	$8.8	$6.8	$5.4	$7.8	$8.1	$9.7	$6.5	$3.8	$7.1	↑

LTM Free Cash flow = $1.30/share[3] ↑

[1] Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense.
[2] Reflects abnormally large quarter due to Novel H1N1 ("Swine") flu sales of facemasks.
[3] Last Twelve Months Cash flow from Operations less Capital Expenditures divided by average shares outstanding.
[4] Estimate is in comparison to Apr Q3'10
* Excluding $0.03 one-time charge from executive departure.

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10 Cantel Medical Corp. Significant Upside Growth Opportunities - PROSPECTS Substantial Sales & Marketing investments in core FY’09-FY’10 Substantial increase in R&D spending in FY’11 R&D/Technology – High-Margin Liquid Chemical Germicides (LCG) BIOSAFE® antimicrobial coating technology – starting with face masks Major investment in new chemistry development capabilities began mid-FY’10, accelerating in FY’11, to yield multiple New Product Introductions (NPI) in FY’12+ New business leader GM and senior marketing executive hired in March 2010 Identified and pursuing new liquid chemical germicides Expanded uses of existing chemistry products across all business segments Novel developments in fogging equipment and services Environmentally “Green” product orientation R&D/Technology – Equipment and Disposables Next generation water treatment equipment Numerous high value therapeutic filter developments underway Now also obtaining distribution rights to final product outside the USA Higher technology endoscope reprocessing equipment with new “single-shot” chemistry launched worldwide in FY’10 – further developments underway Unique healthcare disposables such as the Sure-Check® sterilization pouch

Cantel Medical Corp. Significant Upside Growth Opportunities - PROSPECTS New Markets – Alternative Channels Dedicated focus on corporate and government pandemic flu preparation One of only a few large U.S. manufacturers of FDA-cleared face masks Sponsored research study published demonstrating effectiveness of surgical facemasks vs. N-95 respirators (American Journal of Infection Control) Expanded hospital penetration with differentiated products and/or acquisition Specialized consumer markets Expand franchise internationally and raise current 18% of sales Good growth in Asia Acquisitions – Utilize Strong Balance Sheet Proven ability to integrate, leverage and grow acquired businesses Fourteen acquisitions in past nine years have reshaped Cantel Robust pipeline of opportunities Focus on disposables and water purification Pursue cross-divisional chemistry opportunities Add to international or hospital channels 11

Cantel Medical Corp.

Experienced ***PEOPLE***

Andrew A. Krakauer
President & CEO

Former President of Ohmeda Medical (Division of Instrumentarium/GE)
Over 20 years of healthcare experience
Joined Cantel in 2004 as COO

Roy Malkin
President & CEO, Minntech
Over 25 Years in Healthcare

Curtis Weitnauer
President & CEO, Mar Cor
Over 20 Years in Water Treatment

Gary Steinberg
CEO, Crosstex
Over 20 Years in Dental Products

Seth R. Segel
Executive Vice President

Multiple years in Investment Banking / Strategy Consulting / Operations with Jupiter Media Metrix

Joined Cantel in 2002

Eric W. Nodiff
SVP, General Counsel

Former Partner at Dornbush Schaeffer Strongin & Venaglia, LLP
Outside counsel to Cantel for 18 years

Joined in-house in 2005

Craig A. Sheldon
SVP, Chief Financial Officer & Treasurer

Formerly with Ernst & Young LLP
Certified Public Accountant

Joined Cantel in 1994

12

Cantel Medical Corp. Segmentation

Infection Prevention & Control Focus

Healthcare & Life Sciences Orientation

NYSE: CMN

	REPROCESSING		PURIFICATION & FILTRATION		DISPOSABLES	
	Renal / Dialysis	***Endoscope Reprocessing***	***Therapeutic Filtration***	***Water Purification***	***Dental***	***Specialty Packaging***
	Equipment, Sterilants, Consumables, Service	Equipment, Disinfectants, Consumables, Service	Hollow Fiber Filters	Equipment, Field Service, Consumables	Disposables	Packaging, Training
	Dialysis Chains	Hospitals	Hospitals, Biotech Firms	Dialysis Clinics, Industrial	Dental Offices	Diverse Customer Set
	Direct Sales	Direct Sales	Distributors / OEM	Direct Sales & Distributors	Distributors	Direct Sales
Acquired	2001 1	1996 4	2001 1	2003 7	2005 3	2004 1

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14 Cantel Medical Corp. Historical Income Statement Highlights 1 Reflects continuing operations and excludes any historical impact of Carsen Endoscopy & Surgical business. 2 Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense. 3 Equivalent to “Income from Continuing Operations”. 4 Compound Annual Growth Rate. Continuing Operations Fiscal Years Ended July 311 US Dollars Millions, except per share amounts CAGR% 4 9 mo. 2004 2005 2006 2007 2008 2009 '04-'09 2010 LTM Net Sales $123.0 $137.2 $192.2 $219.0 $249.4 $260.1 16% $204.1 $270.9 Gross Profit $44.9 $53.9 $69.2 $79.0 $87.6 $99.5 17% $83.3 $110.0 EBITDAS2 $14.0 $19.4 $26.5 $28.6 $31.8 $42.0 25% $36.3 $47.8 Operating Profit $9.8 $14.2 $15.3 $16.8 $18.0 $27.5 23% $25.2 $32.7 Net Income3 $4.9 $7.9 $6.7 $8.1 $8.7 $15.6 26% $15.3 $19.6 Diluted EPS $0.32 $0.49 $0.41 $0.50 $0.53 $0.94 24% $0.90 $1.16

15 Cantel Medical Corp. Historical Balance Sheet Highlights 1 Earnings before Interest, Taxes, Depreciation, Amortization, and Stock Compensation Expense. 2 Reclassified long-term debt as current liability due to expiration date of revolver. Continuing Operations: Fiscal Year Ended July 31 US Dollars Millions, except per share amounts Q3 2004 2005 2006 2007 2008 2009 2010 Total Assets $146.7 $165.3 $238.2 $263.7 $279.2 $277.9 $277.3 Current Ratio 2.7:1 2.2:1 2.1:1 2.1:1 2.2:1 2.3:1 2.5:12 Equity $86.5 $108.6 $140.8 $155.1 $168.7 $187.1 $206.2 Funded Debt to Equity 0.29 0.15 0.27 0.37 0.35 0.23 0.12 Gross Debt / LTM EBITDAS1 1.8x 0.8x 1.4x 2.0x 1.8x 1.0x 0.5x # of Shares Outstanding 14,612 15,005 15,399 16,116 16,371 16,644 16,856 LTM Net Sales per Share $8.42 $9.14 $12.48 $13.59 $15.23 $15.62 $16.07 LTM EBITDAS1 per Share $0.96 $1.28 $1.72 $1.77 $1.94 $2.52 $2.83

Cantel Medical Corp. Strategic Evolution 16 FY’04 – FY’08: Acquire and Define Infection Prevention & Control (ICP) Portfolio FY’09 – FY’10: Substantial Operational and P&L Improvement, while Investing in Sales & Marketing FY’11: Leverage Sales & Marketing and Drive R&D Investments. Close 1-2 Key Acquisitions EPS Range: $0.32-$0.53 EPS Range: $0.94-$1.16+ (incl. H1N1) $0.89-$1.03 (base business) FY’12+: Capitalize on all Strategic Investments (S&M, R&D, NPIs, Acquisitions) EPS Range: Significant Growth EPS Range: Moderate Base Business Improvement

17 Cantel Medical Corp. Strategic Objectives Remain Focused within Infection Prevention & Control Build a profitable $500 Million Specialty Business Invest in higher technology, higher margin and higher growth organic programs with near-to-mid-term payoff Orientation around Liquid Chemical Germicides (LCG’s) Capital Equipment / Consumable combination solutions Focus on channel expansion including flu preparation, hospital and international markets Substantial increased sales and marketing investments in base business Continue aggressive and proven acquisition program to leverage existing assets and channels to achieve strategic product and market goals Continue the program of Operational Excellence

Cantel Medical Corp. Summary Global, Growing $33B Market in Infection Prevention & Control Fragmented nature creates opportunities for further expansion ~$275M NYSE Specialty Infection Prevention & Control Leader 75% recurring revenue Selected for inclusion in the S&P SmallCap 600 Index Forbes 200 Best Small Companies in America (2009) Recession-buffered core business Strong cash flow and balance sheet Initiated $0.10/share annual dividend Substantial investment mode for new product development and increased sales and marketing capabilities 90+% of products are made in the USA Poised for Continued Organic and Acquired Growth with The right PRODUCTS, The right PERFORMANCE, The right PROSPECTS, The right PEOPLE. 18

Cantel Medical Corp. (NYSE: CMN) Dedicated to Infection Prevention & Control CROSSTEX

Appendix Operating Segment Detail

Cantel Medical Corp.

Three Strategic Platforms

Infection Prevention & Control Focus

Healthcare & Life Sciences Orientation

Purification & Filtration

Water Treatment

Mar Cor Purification; Minntech

Disposable Products

Dental & Specialty Packaging

Crosstex; Saf-T-Pak

Reprocessing Systems

Renal Dialysis & Endoscopy

Minntech

21

22 Mar Cor Purification Process Water Value Comparison: Where We Participate Difficulty of water purification process Value Biologically Pure Water, Regulatory Impact Desalination Steam Generation Municipal drinking water Residential Medical Pharmaceutical Cosmetic/Topical Beverage Industrial Boiler Feed Commercial

Mar Cor Purification Suite of Offerings Equipment Services Consumables (filters & disinfectants) 60% 20% 20% 23

24 Mar Cor Purification (MCP) Commercial & Industrial Applications Filters & Sterilants (BSP Business) Medical / Dialysis Dialysis Water. #1 player. MCP installs a central system every business day 4-5% annual growth in patient population Mar Cor Purification Market Segments Small share, but pockets of strength Pharma, Research, Food & Beverage, Other High Purity $300M Market. Growing need for high purity water. BioScience Products: distribution channel for filter products, disinfection chemistries, and dry fog equipment. Growing need for environmentally safe disinfectants

Cantel Medical Corp.

Three Strategic Platforms

Infection Prevention & Control Focus

Healthcare & Life Sciences Orientation

Filtration & Purification	Disposable Products	Reprocessing Systems
Water Treatment	Dental & Specialty Packaging	Renal Dialysis & Endoscopy
Mar Cor Purification; Minntech	*Crosstex; Saf-T-Pak*	*Minntech*

25

26 Crosstex International Disposable Products – U.S. Dental Market Dental Consumables Market (Retail)1 Approximately 70% of North American Dental Expenditures U.S. $4.4 Billion, growing historically at 6-7%/year, now (2%)-0% Comparison: Physician Medical Supply Market = $19 Billion2 Global ~ $10.5 Billion Procedure Growth (hence consumables) has been Driven by Aesthetics and Specialty Procedures Examples include Braces, Whitening, Laminates, and Implants Growth in Core Preventative-Visit Dental Market 100 Million Americans Still Don't Visit a Dentist each Year ~125 Million Americans Still Have no Dental Insurance 1 NorthCoast Research, May 13, 2009 2 PSS World Medical 10-K. “[PSS’] primary focus is the $19 billion market for the distribution of medical products, medical equipment and office administered pharmaceutical products to physician offices, long-term care and assisted living facilities, and home healthcare providers and equipment dealers.

27 Crosstex International U.S. Dental Market Structure DENTISTS (156,000 Dentists / 120,000 Practices) (160,000 Hygienists / 200,000 Dental Assistants): 95+% Female DISTRIBUTORS Henry Schein (~40% share / 1,000 field reps / 90,000 sku’s (all prod.)) Patterson (~30% share / 1,550 field reps / 90,000 sku’s / 8-10% priv.label) Others (250+ local and regional players = acquisition targets of Schein & Patterson) MANUFACTURERS Top 10 have < 50% market share1 Patient Treatment Materials (PTM)2 #1 is Dentsply (3x size of #2/3 manufacturer (3M ESPE/Sybron)) Other Consumables with PTMs is a $4.4B growing historically at 6%, now flat Capital Equipment & Software (Growing historically at 10-12%/year, now (3%)-(2%)) 1 NorthCoast Research, May 13, 2009 2 Items include endodontic materials, prophy pastes/sealants, artificial teeth, crown/bridge materials, restoratives, carbide burs, hand pieces, ultrasonic scalers, impression materials, etc

28 Crosstex International Disposable Products Portfolio 100% >65% Manufactured In-House 0% Towels Tray Covers Masks / Shields Sterilization Accessories Headrest / Barrier Covers Cups Gloves Needles / Sharps Chemicals / Liquids Convenience Products Cotton Products Ejectors / Evacuators Prophy Angles X-ray Barriers

Cantel Medical Corp.

Three Strategic Platforms

Infection Prevention & Control Focus

Healthcare & Life Sciences Orientation

Filtration & Purification

Water Treatment

Mar Cor Purification; Minntech

Disposable Products

Dental & Specialty Packaging

Crosstex; Saf-T-Pak

Reprocessing Systems

Renal Dialysis & Endoscopy

Minntech

29

Medivators

Flexible Endoscopy – Market Description

- Colorectal Cancer – 2nd Leading Cause of Death from Cancer – Early Screening



Endoscope controls
Endoscope tip

- U.S. G.I. market ~ $150 Million[1]
  - Worldwide G.I. Market ~ $300 Million
- 8% CAGR forecast for next 10 years[2]
  - Worldwide markets expanding at greater rate
- "Manual" Reprocessing - Risky and Expensive
  - Still ~ 10% of North American Market
  - Still ~ 50% of International Markets
- Medivators investment in direct sales/service force (50+ people) and reprocessor R&D

[1] Millennium Research Group, Toronto, Canada. Market defined as Automatic Endoscope Reprocessors + High-Level Disinfectants + Enzymatic Cleaners.
[2] MedTech Insight

30

31 Medivators Flexible Endoscope Reprocessing – Full Product Range EQUIPMENT Automatic Endoscope Reprocessors Leak Testers Scope Buddy CONSUMABLES/ ACCESSORIES Hook-up kits Scope cabinets Water Filtration Vapor management Carts SERVICE Field Service Install T&M Contracts Depot Service and Service Parts DISINFECTANTS Rapicide Adaspor Detergents Wipes Broadest Array of Products and Services Individual Physician through to Large Teaching Hospital

32 Minntech Renal Renal Dialysis - Market Description Kidney Failure (End Stage Renal Disease) ~ 400,000 Patients in U.S.1 ~ 1,060,000 Patients Globally2 ~13% of American adults (26 million) have chronic kidney disease3 Kidney disease/failure is > 25% of Medicare’s annual expenditures3 Treatment Protocol 3x Per Week at a Specialized Facility for 3.5-5.0 Hours/Rx Reprocessing Sterilized “Re-Use” Dialyzers are Less Expensive Than “Single Use” Patient Growth Continues Direct Linkage of ESRD to Rising Incidence of Obesity, Diabetes and Hypertension 1 United States Renal Data System. 2 Artificial Organs 26(1):49-71, Blackwell Publishing, 2002 Int'l Society for Artificial Organs. 3 New York Times, 11/18/08, “Kidney Disease Takes a Growing Toll”

33 Minntech Renal Renal Dialysis - Products Renatron Automated Reprocessing System for Rinsing, Cleansing, Sterilizing and Testing Dialyzers for Multiple Use (Capital Equipment) Renalin Peracetic Acid-Based Sterilant Utilized with Renatron Equipment (Consumables) Dialysate Concentrates used During Hemodialysis Treatment to Clean the Blood (Consumables) Patient Treatment Products Cleaners Disinfectants Concentrates Monitoring Supplies, etc (Consumables)